UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377

(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITC Holdings Corp. Revolving Credit Agreement

On October 23, 2017, ITC Holdings Corp. (“ITC Holdings”) entered into a Revolving Credit Agreement (the “ITC Holdings Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents. The ITC Holdings Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITC Holdings may borrow and issue letters of credit up to $400,000,000. Funds borrowed may be used for general corporate purposes of ITC Holdings and its subsidiaries. The ITC Holdings Revolving Credit Agreement contains covenants that: (a) place limitations on liens; and mergers, consolidations, liquidations and sales of all or substantially all assets; (b) require ITC Holdings to maintain a maximum debt to capitalization ratio of 80%; and (c) require ITC Holdings to not permit the FFO Ratio to be less than 9.0%. The ITC Holdings Revolving Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans and terminate all commitments to lend. The maturity date of the ITC Holdings Revolving Credit Agreement is October 21, 2022.

At ITC Holdings’ option, loans under the ITC Holdings Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.25% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, the Federal Reserve Bank of New York rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.25%, in each case subject to adjustments based on rating.

The foregoing description of the ITC Holdings Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Holdings Revolving Credit Agreement. A copy of the ITC Holdings Revolving Credit Agreement is attached hereto as Exhibit 10.184 and incorporated herein by reference as though fully set forth herein.

International Transmission Company Revolving Credit Agreement

On October 23, 2017, International Transmission Company (“ITCTransmission”) entered into a Revolving Credit Agreement (the “ITCTransmission Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents. The ITCTransmission Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITCTransmission may borrow and issue letters of credit up to $100,000,000. Funds borrowed may be used for general corporate purposes of ITCTransmission and its subsidiaries. The ITCTransmission Revolving Credit Agreement contains covenants that: (a) place limitations on liens; and mergers, consolidations, liquidations and sales of all or substantially all assets; and (b) require ITCTransmission to maintain a maximum debt to capitalization ratio of 65%. The ITCTransmission Revolving Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans and terminate all commitments to lend. The maturity date of the ITCTransmission Revolving Credit Agreement is October 21, 2022.

At ITCTransmission’s option, loans under the ITCTransmission Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.00% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, the Federal Reserve Bank of New York or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.0%, in each case subject to adjustments based on rating.

The foregoing description of the ITCTransmission Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ITCTransmission Revolving Credit Agreement. A copy of the ITCTransmission Revolving Credit Agreement is attached hereto as Exhibit 10.185 and incorporated herein by reference as though fully set forth herein.

Michigan Electric Transmission Company, LLC Revolving Credit Agreement

On October 23, 2017, Michigan Electric Transmission Company, LLC (“METC”) entered into a Revolving Credit Agreement (the “METC Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents. The METC Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which METC may borrow and issue letters of credit up to $100,000,000. Funds borrowed may be used for general corporate purposes of METC and its subsidiaries. The METC Revolving Credit Agreement contains covenants that: (a) place limitations on liens; and mergers, consolidations, liquidations and sales of all or substantially all assets; and (b) require METC to maintain a maximum debt to capitalization ratio of 65%. The METC Revolving Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans and terminate all commitments to lend. The maturity date of the METC Revolving Credit Agreement is October 21, 2022.

At METC’s option, loans under the METC Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.00% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, the Federal Reserve Bank of New York rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.0%, in each case subject to adjustments based on rating.

The foregoing description of the METC Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the METC Revolving Credit Agreement. A copy of the METC Revolving Credit Agreement is attached hereto as Exhibit 10.186 and incorporated herein by reference as though fully set forth herein.

ITC Midwest LLC Revolving Credit Agreement

On October 23, 2017, ITC Midwest LLC (“ITC Midwest”) entered into a Revolving Credit Agreement (the “ITC Midwest Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents. The ITC Midwest Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITC Midwest may borrow and issue letters of credit up to $225,000,000. Funds borrowed may be used for general corporate purposes of ITC Midwest and its subsidiaries. The ITC Midwest Revolving Credit Agreement contains covenants that: (a) place limitations on liens; and mergers, consolidations, liquidations and sales of all or substantially all assets; and (b) require ITC Midwest to maintain a maximum debt to capitalization ratio of 65%. The ITC Midwest Revolving Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans and terminate all commitments to lend. The maturity date of the ITC Midwest Revolving Credit Agreement is October 21, 2022.

At ITC Midwest’s option, loans under the ITC Midwest Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.00% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, the Federal Reserve Bank of New York rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.0%, in each case subject to adjustments based on rating.

The foregoing description of the ITC Midwest Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Midwest Revolving Credit Agreement. A copy of the ITC Midwest Revolving Credit Agreement is attached hereto as Exhibit 10.187 and incorporated herein by reference as though fully set forth herein.

ITC Great Plains, LLC Revolving Credit Agreement

On October 23, 2017, ITC Great Plains, LLC (“ITC Great Plains”) entered into a Revolving Credit Agreement (the “ITC Great Plains Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents. The ITC Great Plains Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITC Great Plains may borrow and issue letters of credit up to $75,000,000. Funds borrowed may be used for general corporate purposes of ITC Great Plains and its subsidiaries. The ITC Great Plains Revolving Credit Agreement contains covenants that: (a) place limitations on liens; and mergers, consolidations, liquidations and sales of all or substantially all assets; and (b) require ITC Great Plains to maintain a maximum debt to capitalization ratio of 65%. The ITC Great Plains Revolving Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans and terminate all commitments to lend. The maturity date of the ITC Great Plains Revolving Credit Agreement is October 21, 2022.

At ITC Great Plains’ option, loans under the ITC Great Plains Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.00% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, the Federal Reserve Bank of New York rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.0%, in each case subject to adjustments based on rating.

The foregoing description of the ITC Great Plains Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Great Plains Revolving Credit Agreement. A copy of the ITC Great Plains Revolving Credit Agreement is attached hereto as Exhibit 10.188 and incorporated herein by reference as though fully set forth herein.

In the ordinary course of their respective businesses, certain of the Lenders under the ITC Holdings Revolving Credit Agreement, the ITCTransmission Revolving Credit Agreement, the METC Revolving Credit Agreement, the ITC Midwest Revolving Credit Agreement and the ITC Great Plains Revolving Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with ITC Holdings and its affiliates for which they have in the past received, and may in the future receive, customary fees.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective October 23, 2017, ITC Holdings terminated the Revolving Credit Agreement, dated as of March 28, 2014, among ITC Holdings, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and J.P. Morgan Securities LLC, Barclays Bank PLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

Effective October 23, 2017, ITCTransmission terminated the Revolving Credit Agreement, dated as of March 28, 2014, among ITCTransmission, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and J.P. Morgan Securities LLC, Barclays Bank PLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

Effective October 23, 2017, METC terminated the Revolving Credit Agreement, dated as of March 28, 2014, among METC, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, Barclays Bank PLC and Wells Fargo Bank, National

Association, as co-syndication agents and J.P. Morgan Securities LLC, Barclays Bank PLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

Effective October 23, 2017, ITC Midwest terminated the Revolving Credit Agreement, dated as of March 28, 2014, among ITC Midwest, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and J.P. Morgan Securities LLC, Barclays Bank PLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

Effective October 23, 2017, ITC Great Plains terminated the Revolving Credit Agreement, dated as of March 28, 2014, among ITC Great Plains, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and J.P. Morgan Securities LLC, Barclays Bank PLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners..

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.184

ITC Holdings Revolving Credit Agreement, dated as of October 23, 2017, among ITC Holdings Corp., with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.185

ITCTransmission Revolving Credit Agreement, dated as of October 23, 2017, among International Transmission Company, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.186

METC Revolving Credit Agreement, dated as of October 23, 2017, among Michigan Electric Transmission Company, LLC, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.187

ITC Midwest Revolving Credit Agreement, dated as of October 23, 2017, among ITC Midwest LLC, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders,

JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

10.188

ITC Great Plains Revolving Credit Agreement, dated as of October 23, 2017, among ITC Great Plains, LLC, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Wells Fargo Securities, LLC, The Bank of Nova Scotia and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Wells Fargo Bank, National Association, as co-syndication agents and The Bank of Nova Scotia and Mizuho Bank, Ltd. as co-documentation agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 23, 2017

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Senior Vice President and General Counsel